UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  12/18/2008

Armstrong World Industries, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-2116

PA	23-0366390
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

P.O. Box 3001
Lancaster, PA 17604
(Address of principal executive offices, including zip code)

717-397-0611
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

On December 18, 2008, Armstrong World Industries, Inc. issued a press release to confirm its Board of Directors did not declare a special cash dividend in its regularly scheduled December meeting. The full text of the press release is attached hereto as Exhibit 99.1.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Armstrong World Industries, Inc.

Date: December 19, 2008	By:	/s/ Jeffrey D. Nickel
Jeffrey D. Nickel
Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
EX-99.1	Press release dated December 18, 2008